UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Diversey Holdings, Ltd.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders of

DIVERSEY HOLDINGS, LTD.

May 4, 2022 at 10 a.m. Eastern Time

in person at our offices located at 1300 Altura Road, Suite 125, Fort Mill, South Carolina 29708

and virtually at https://web.lumiagm.com/253675354 (password:diversey2022)

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/20/2022.

Please visit http://www.astproxyportal.com/ast/24164, where the following materials are available for view:

● Notice of Annual Meeting of Stockholders
● Proxy Statement
● Form of Electronic Proxy Card
● Annual Report

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual General Meeting or virtually at https://web.lumiagm.com/253675354 (password: diversey2022).

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.
	2.	Non-Binding Advisory Vote on Compensation of Named Executive Officers.
1. Election of Directors:

NOMINEES:
Philip Wieland	3.	Non-Binding Advisory Vote on the Preferred Frequency of Future Shareholder Votes on the Compensation of Named Executive Officers.
Kenneth Hanau
Rodney Hochman, M.D.
Jonathon Penn
	4.	Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2022.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2 AND 4 AND FOR “1 YEAR” ON PROPOSAL 3.

Please note that you cannot use this notice to vote by mail.

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

DIVERSEY HOLDINGS, LTD.

May 4, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com“ and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual General Meeting or virtually at https://web.lumiagm.com/253675354 (password:diversey2022).

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The 2022 Proxy Statement and our 2021 Annual Report/10-K to shareholders are available at our website at https://ir.diversey.com and at https://www.astproxyportal.com/ast/24164

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333304030000100 0	050422

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE,
“FOR” PROPOSALS 2 AND 4 AND FOR “1 YEAR” ON PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

1.	Election of Directors:
NOMINEES:
		FOR	AGAINST	ABSTAIN
	Philip Wieland	☐	☐	☐
	Kenneth Hanau	☐	☐	☐
	Rodney Hochman, M.D.	☐	☐	☐
	Jonathon Penn	☐	☐	☐
2.	Non-Binding Advisory Vote on Compensation of Named Executive Officers.	☐	☐	☐
	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3.	Non-Binding Advisory Vote on the Preferred Frequency of Future Shareholder Votes on the Compensation of Named Executive Officers. ☐	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2022.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposals 2 and 4 and for 1 YEAR on Proposal 3.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.